                                                                      Exhibit 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                               Case No.: 399-02649
                                                               -----------------
       SERVICE MERCHANDISE COMPANY, INC.                       THROUGH 399-02680
       ---------------------------------                       -----------------

                                                     Judge:    PAINE
                                                               -----------------

                                                     Chapter 11

Debtor(s)

            MONTHLY OPERATING REPORT FOR PERIOD ENDING January 30, 2000
                                                       -----------------

            COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                       ---------------------------------

      Debtor-In-Possession, and hereby submits its preliminary Monthly Operating Report for the period commencing January 3, 2000 and ending January 30, 2000 as shown by the report and exhibits consisting of 11 pages and containing the following as indicated:

            [X]   Monthly Reporting Questionnaire (Attachment 1)

            [ ]   Comparative Balance Sheets (Forms OPR-1 & OPR-2)

            [N/A] Summary of Accounts Receivable (Form OPR-3)

            [X]   Schedule of Postpetition Liabilities (Form OPR-4)

            [ ]   Statement of Income (Loss) (Form OPR-5)


            I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor and the U.S. Trustee have also agreed that the Debtor will file the remaining reports and forms by March 6, 2000. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

      Date: 2-21-00               DEBTOR - IN - POSSESSION
           -----------
                                  By: /s/ Tom Garrett
                                     -------------------------------------------

                                  Name and Title: TOM GARRETT,
                                                  ------------------------------
                                                  SENIOR VICE PRESIDENT & CFO
                                                  ------------------------------

                                  Address:        7100 SERVICE MERCHANDISE DRIVE
                                                  ------------------------------
                                                  BRENTWOOD, TENNESSEE 37027
                                                  ------------------------------

                                  Telephone No:   660-3477
                                                  ------------------------------


Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

1. Payroll

                                                                                       WAGES                       TAXES
  OFFICERS                               TITLE                                   GROSS         NET            DUE         PAID
---------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO            CHIEF EXECUTIVE OFFICER                                  50,188.10     27,870.76      4,218.26    14,740.21
STEVE MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                      GENERAL COUNSEL AND SECRETARY                            27,693.91     16,522.46      2,198.69     7,544.16
TOM GARRETT           SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        25,089.38     15,939.83      1,518.14     5,832.77
GARY SEASE            SENIOR VICE PRESIDENT, LOGISTICS                         25,507.28     14,463.43      1,908.69     6,802.26
CHARLES SEPTER        PRESIDENT AND CHIEF OPERATING OFFICER                    39,229.81     21,400.26      3,188.97    11,393.83
KENNETH BRAME         SENIOR VICE PRESIDENT, INFORMATION SERVICES AND
                      CHIEF INFORMATION OFFICER                                23,118.27     13,674.62      1,638.64     6,053.93
ROBERT J. PINDRED     VICE PRESIDENT AND TREASURER                             10,788.04      7,276.64        672.90     1,996.90
JOE M. ELLIOTT        ASSISTANT VICE PRESIDENT, PROPERTY ADMINISTRATION         8,139.03      5,080.93        488.62     1,465.49
ERIC KOVATS           VICE PRESIDENT, STORES                                   17,474.45     10,775.71      1,103.20     4,097.74
KARREN PRASIFKA       ASSISTANT GENERAL COUNSEL VICE PRESIDENT                 13,135.16      8,135.92      1,235.01     3,662.03
BILLY STEWART         ASSISTANT TAX VICE PRESIDENT, TAX                         6,550.98      4,678.28        335.72       995.56
KENNETH A CONWAY      VICE PRESIDENT AND CONTROLLER                            12,335.22      8,639.66        846.69     2,508.17

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASED NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  January 3, 2000 THROUGH January 30, 2000



2.  INSURANCE

                                                            COVERAGE         POLICY       EXPIRATION     PREMIUM    DATE COVERAGE
TYPE                        NAME OF CARRIER                  AMOUNT          NUMBER          DATE         AMOUNT      PAID THRU
----------------------------------------------------------------------------------------------------------------------------------
Property                    Security Ins Co of Hartford    $5 Million      CCIPW12011      05/01/00      $921,750      05/01/00
                            Royal                          $5 Million       RHD314289      12/31/00      $100,000      12/31/00
                            Westchester Fire               $15 Million      1XA394310      12/31/00      $ 50,100      12/31/00
                            Allianz Insurance Co           $12 Million     CLP1034720      12/31/00      $ 20,040      12/31/00
                            TIG Insurance Co               $13 Million     XPT38797667     12/31/00      $ 32,500      12/31/00
                            Westchester Fire               $20 Million      1XA394311      12/31/00      $ 10,020      12/31/00
                            Allianz Insurance Co           $30 Million     CLP1034720      12/31/00      $ 15,030      12/31/00
                            Allianz Insurance Co           $25 Million     CLP1034720      12/31/00      $  6,680      12/31/00
Boiler & Machinery          Hartford Steam Boiler          $10 Million        BMTBD        05/01/00      $ 11,900      05/01/00
Transit                     Security Ins Co of Hartford    $1 Million      CCIMG72820      05/01/00      $ 10,000      05/01/00
Ocean Cargo                 Phoenix Assurance Co of NY     $10 Million       CR37211       05/01/00      $ 40,000      05/01/00
Special Crime               Reliance Insurance Co          $25 Million     NFK1951937      05/01/02      $ 13,458      05/01/02
Crime                       National Union Fire Ins Co     $10 Million      858-0797       03/01/00      $ 56,505      03/01/00
Fiduciary                   National Union Fire Ins Co     $10 Million      267-81-30      03/01/00      $ 19,462      03/01/00
Employment Practices        Chubb Insurance Co             $10 Million      81278901A      03/01/00      $221,575      03/01/00
Liability                   Royal Insurance Co             $10 Million      PSF000010      03/01/00      $ 88,200      03/01/00
Directors & Officers        Continental Insurance Co       $10 Million      300714943      03/01/01      $453,500      03/01/01
                            Chubb Insurance Co             $10 Million      81278902-A     03/01/01      $266,666      03/01/01
                            Royal Insurance Co             $10 Million      PSF000009      03/01/01      $133,000      03/01/01
Umbrella                    Federal Insurance Co           $50 Million      79763295       12/31/01      $ 63,357      12/31/00
Excess Liability            American Guarantee & Liab      $50 Million    AEC287610700     12/31/00      $ 25,000      12/31/00
International               Ace American Ins Co            $1 Million       PHF051491      12/31/00      $  2,500      12/31/00
Punitive Damages            Chubb Atlantic Indemnity       $50 Million   (00) 3310-05-98   12/31/00      $ 17,160      12/31/00
Punitive Damages - Excess   Zurich International Bermuda   $50 Million     ZGEB-091 PD     12/31/00      $  5,000      12/31/00
General Liability           Ace American Ins Co            $5 Million     XSLG19903254     12/31/00      $ 11,032      02/29/00
Workers' Compensation       Pacific Employers Ins Co       Statutory      WLRC42662112     12/31/00      $ 19,978      02/29/00
WC Excess                   Ace American Ins Co            Statutory        XWC011950      12/31/00      $  1,601      02/29/00
WC Contractual Indemnity    Illinois Union Insurance Co    Statutory      CTPG19903461     12/31/00      $  2,083      02/29/00
WC Nevada                   Ace American Ins Co            Statutory      NWCC42662173     12/31/00      $  1,737      02/29/00
Auto                        Pacific Employers Ins Co       $1 Million     ISAH07571008     12/31/00      $  2,083      02/29/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                   $     9,750
RETAIL SAFE FUNDS                                                             $ 2,094,081

CORPORATE ACCOUNTS                                                            $ 2,268,021

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                               $ 2,885,755
FIRSTAR                                                                       $     1,376
SOCIETY NATIONAL BANK                                                         $   353,809
BANK OF BOSTON                                                                $   395,510
BANK OF BOSTON CONNECTICUT                                                    $   171,002
MERCANTILE BANK                                                               $    18,004
FIRST UNION                                                                   $ 2,995,689
HARRIS TRUST                                                                  $   558,190
BANK ONE LOUISIANA                                                            $   456,700
ABN - AMRO BANK                                                               $   343,126
COMERICA BANK                                                                 $   247,110
AM SOUTH                                                                      $   234,334
BANK OF AMERICA CALIFORNIA                                                    $    73,204
FIRST AMERICAN NATIONAL BANK                                                  $   172,169
HERITAGE BANK OF NEVADA                                                       $       775
BANK OF OKLAHOMA                                                              $   117,432
CHASE BANK OF TEXAS                                                           $   635,520
HIBERNIA                                                                      $    42,150
SINGLE STORE DEPOSITORY ACCOUNTS                                              $ 2,035,675
FIRST NATIONAL BANK OF MARYLAND                                               $    39,307
FIFTH THIRD BANK                                                              $    43,593
WELLS FARGO BANK                                                              $    66,266
NATIONSBANK                                                                   $   169,007
BANK ONE, IN                                                                  $   207,209
PNC BANK                                                                      $   738,437
BANK ONE , TEXAS                                                              $    35,017

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)            $10,227,750

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                $    25,623
OTHER CASH ACCOUNTS                                                           $ 1,033,515
                                                                              -----------

TOTAL CASH PER GENERAL LEDGER                                                 $28,695,105
                                                                              ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

RECEIPTS AND DISBURSEMENTS
(Dollars in Thousands)

                                    Actual      Actual       Actual       Actual       Total

                        Monday     01/03/00    01/10/00     01/17/00     01/24/00     01/03/00
                        Sunday     01/09/00    01/16/00     01/23/00     01/30/00     01/30/00
                                    -------    --------     --------     --------     ---------
Receipts:
   Sales receipts                   $31,184    $ 22,617     $ 20,538     $ 21,581     $  95,920
   Miscellaneous receipts            15,060       3,267        2,497          820        21,644
                                    -------    --------     --------     --------     ---------
   Total available collections       46,244      25,884       23,035       22,401       117,564

Disbursements:
   Merchandise disbursements         19,137      17,050       13,902       17,405        67,494
   Non-merchandise disbursements     19,781      18,050       29,255       21,371        88,457
                                    -------    --------     --------     --------     ---------
Total disbursements                  38,918      35,100       43,157       38,776       155,951
                                    -------    --------     --------     --------     ---------

Net receipts (disbursements)        $ 7,326    $ (9,216)    $(20,122)    $(16,375)    $ (38,387)
                                    =======    ========     ========     ========     =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

ROLLING REVISED CASH FLOW FORECAST
(Dollars in Thousands)

                                    Actual        Actual       Forecast      Forecast
                                   01/30/00      02/06/00      02/27/00      04/02/00
                                   --------      --------      --------      --------
Ending total revolver balance      $ 81,313      $102,564      $102,377      $127,180
Term loan                            99,250        99,250        99,250        99,250
Standby letters of credit            27,138        27,138        27,138        27,138
Trade letters of credit              39,592        36,614        30,168        27,984
                                   --------      --------      --------      --------
Total extensions of credit          247,293       265,566       258,933       281,552

Borrowing base                      524,757       530,340       542,115       530,869
                                   --------      --------      --------      --------

Availability                       $277,464      $264,774      $283,182      $249,317
                                   ========      ========      ========      ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASED NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  January 3, 2000 THROUGH January 30, 2000

4.  Payments to Professionals January 3, 2000 through January 30, 2000

  Vendor #                   Vendor Name                    Check Amt.   Check Date      Check #
-------------------------------------------------------------------------------------------------
   84740     Taft, Stettinius & Hollister                    $2,418.51       1/5/00      30031853
   48779     Loss, Pavone & Orel                               $498.95       1/5/00      30031959
   48779     Loss, Pavone & Orel                               $261.25       1/6/00      30032189
   57117     Deloitte & Touche                              $78,799.00       1/7/00      30032249
   80443     Coudert Brothers                                $9,050.50       1/7/00      30032270
   99459     Robert L. Berger & Associates                   $7,590.05       1/7/00      B0020647
   99277     Rosemont & Associates                           $5,442.17      1/13/00      30032955
   57117     Deloitte & Touche                              $37,654.88      1/28/00      30035550
   52999     Butler, Snow, O'Mara, Stevens & Cananda         $1,464.08      1/28/00      30035578
   99391     Otterbourg, Steindler, Houston & Rosen, PC    $130,078.40      1/28/00      B0020879
  100906     Peter J. Solomon                              $116,703.60      1/28/00      B0020880
   63078     Weil, Gotshal & Manges, LLP                     $4,340.91      1/28/00      B0020881
   98378     Skadden, Arps, Slate, Meagher & Flom          $263,332.00      1/28/00      B0020882
   99444     Sitrick & Company                              $34,140.10      1/28/00      B0020884
   79108     Ernst & Young                                   $7,730.00      1/28/00      B0020886
   99454     Harwell, Howard, Hyne, Gabbert & Manner, PC    $20,998.61      1/28/00      B0020887
   99104     Jay Alix & Associates                         $115,000.99      1/28/00      B0020888
   71217     Bass, Berry & Sims                             $84,517.89      1/28/00      B0020889

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 01/30/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 3, 2000 THROUGH JANUARY 30, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(Dollars in Thousands)

                                                       DATE                                TOTAL DUE
                                                     INCURRED          DATE DUE        (1/30/00 Balance)
                                                   -----------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                         03/27/99          06/30/01            $  81,313
         Facility standby letters of credit          03/27/99          06/30/01               27,138
         Facility trade letters of credit            03/27/99          06/30/01               39,592
         Term loans                                  03/27/99          06/30/01               99,250
                                                                                           ---------
         TOTAL EXTENSIONS OF CREDIT                                                        $ 247,293
                                                                                           =========

ACCRUED INTEREST PAYABLE                                                                   $     984
                                                                                           =========